UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 5, 2006
Date of Report (Date of earliest event reported)

Commission File	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal	IRS Employer
Number	Executive Offices; and Telephone Number	Identification Number
1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street — 37th Floor P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190
1-1839	COMMONWEALTH EDISON COMPANY (an Illinois corporation) 440 South LaSalle Street Chicago, Illinois 60605-1028 (312) 394-4321	36-0938600
000-16844	PECO ENERGY COMPANY (a Pennsylvania corporation) P.O. Box 8699 2301 Market Street Philadelphia, Pennsylvania 19101-8699 (215) 841-4000	23-0970240
333-85496	EXELON GENERATION COMPANY, LLC (a Pennsylvania limited liability company) 300 Exelon Way Kennett Square, Pennsylvania 19348 (610) 765-6900	23-3064219

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Section 1 — Registrant’s Business and Operations
     Item 1.01 Entry into a Material Definitive Agreement.
     On December 5, 2006, Exelon Corporation (Exelon) approved amendments to the Exelon Corporation Long-Term Incentive Plan (as amended and restated effective January 28, 2002) and the Exelon Corporation 2006 Long-Term Incentive Plan (collectively, the “LTIPs”). The purpose of the amendments was to ensure that adjustments to outstanding awards under the LTIPs to reflect a change in Exelon’s capitalization are not treated as new grants under applicable accounting standards. Accordingly, the amendments clarify and confirm that in the event of a recapitalization, such as a stock split, stock dividend, merger, consolidation or spin-off, or a distribution to common stock holders other than a regular cash dividend, the Compensation Committee of Exelon’s Board of Directors shall appropriately adjust the terms of outstanding awards including, as applicable, the number and class of securities subject to awards and the purchase price per security.
     In addition, Exelon approved amendments to certain non-qualified deferred compensation plans. The purpose of these amendments was to impose additional restrictions on the deferral of cash and equity compensation earned in 2007 or later, and to set a time for distribution of amounts previously deferred, in accordance with guidance issued under section 409A of the Internal Revenue Code of 1986, as amended. The Exelon Corporation Deferred Compensation Plan was amended to:
•	cease deferrals of base salary and annual incentive awards earned on or after January 1, 2007;

•	require distributions in 2007 of deferred annual incentive awards earned in 2006;

•	require participants to elect distributions of their account balances payable in a lump sum or annual installments upon retirement, in a lump sum upon termination of employment prior to eligibility for retirement or in a lump sum in the third quarter of 2007; and

•	continue to permit deferral of amounts that would have been contributed to Exelon’s tax-qualified savings plan but for applicable IRS limitations.
     The Exelon Corporation Stock Deferral Plan was amended to:
•	cease deferrals of performance share units earned in 2007 or later;

•	require distribution, upon vesting, of non-vested deferred performance share units earned in 2004, 2005 and 2006; and

•	require participants to elect distributions of their remaining account balances payable in a lump sum or installments upon retirement, in a lump sum upon termination of employment prior to eligibility for retirement or in a lump sum during the third quarter of 2007.
* * * * *
This combined Form 8-K is being furnished separately by Exelon, Commonwealth Edison Company (ComEd), PECO Energy Company (PECO) and Exelon Generation Company, LLC (Generation) (Registrants). Information contained herein relating to any individual registrant has been furnished by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon Corporation’s 2005 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Exelon-Note 20, ComEd-Note 17, PECO-Note 15 and Generation-Note 17; (2) Exelon Corporation’s Third Quarter 2006 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 13; and (3) other factors discussed in filings with the SEC by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION PECO ENERGY COMPANY EXELON GENERATION COMPANY, LLC
/s/ John F. Young
John F. Young
Executive Vice President, Finance and Markets and Chief Financial Officer Exelon Corporation

COMMONWEALTH EDISON COMPANY
/s/ Robert K. McDonald
Robert K. McDonald
Senior Vice President, Chief Financial Officer, Treasurer and Chief Risk Officer Commonwealth Edison Corporation

December 11, 2006